SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT









    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - March 24, 1998

                       NORTH  FORK BANCORPORATION, INC.
            (Exact name of Registrant as specified in its charter)




      Delaware    		              1-10458		              36-3154608
(State or other jurisdiction	   (Commission		            (IRS Employer
          of incorporation)		  File Number)	            	Identification No.)



275 Broad Hollow Road
 Melville, New York                                           						11747
(Address of principal executive offices)		                        (Zip Code)



Registrant's telephone number, including area code:	        (516) 844-1004


[TEXT]

Item 5.  Other Events

              On March 24, 1998, North Fork Bancorporation, Inc. issued a press release announcing that its Board of Directors approved a 25% increase in its regular quarterly dividend and declared a three for two split on its common stock.



Item 7.  Financial Statement and Exhibits



   (c)    The following Exhibit is filed with this Current Report on Form 8-K:


Exhibit
Number            	Description

 99	             		Press Release of North Fork Bancorporation, Inc., dated
                			March 24, 1998.

[TEXT]

                                EXHIBIT INDEX


Exhibit
Number		           Description

99	              		Press Release of North Fork Bancorporation, Inc., dated
                			March 24, 1998.

					                               SIGNATURE




     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:	March 24, 1998






                                 					NORTH FORK BANCORPORATION, INC.



                                 					By:/s/Daniel M. Healy
                           					      Daniel M. Healy
                           					      Executive Vice President and
                           					      Chief Financial Officer

EXHIBIT 99



                           	NORTH FORK BANCORP
275 Broad Hollow Rd., Melville,  NY  11747  (516) 844-1004 FAX (516) 694-1536



PRESS RELEASE
FOR IMMEDIATE RELEASE			                  Contact:	Daniel M. Healy
                           									               Executive Vice President &
						                                             Chief Financial Officer



                        NORTH FORK BANCORPORATION ANNOUNCES
                         A 25% INCREASE IN DIVIDENDS AND
                          A THREE FOR TWO STOCK SPLIT




     Melville, N.Y. - March 24, 1998 - The Board of Directors of North Fork Bancorporation, Inc. (NYSE: NFB) announced that its Board of Directors approved a 25% increase in its regular quarterly dividend and declared a three for two split on its common stock.

     The quarterly dividend was increased by 25% to $.1875 per share ($.125 per share post split) from $.15 per share on a pre-split basis. This dividend payment will be made on a pre-split basis. Both the dividend payment and the stock split will be made to shareholders of record on April 24, 1998 and will be payable on May 15, 1998.

     North Fork will have approximately 94 million pre-split shares outstanding (or 141 million post-split) after the consummation of the merger with New York Bancorp Inc which is expected to close on March 27, 1998. "We believe this action is an appropriate reward for our shareholders as our company continues to achieve superior financial returns" stated John Adam Kanas, Chairman, President and Chief Executive Officer.

     On a pro-forma basis, assuming the completion of New York Bancorp, North Fork will have approximately $10.1 billion in assets and will operate from more than 100 branch locations throughout the New York Metropolitan area and Connecticut.